UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 23, 2010 (September 22, 2010)

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey		07054
(Address of principal executive office)		(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On September 22, 2010, Jackson Hewitt Tax Service Inc. (the “Company”) held its Annual Meeting of Stockholders in Whippany, New Jersey. On August 4, 2010, the record date of the Annual Meeting, the Company had 28,980,905 shares of common stock outstanding (net of treasury). At the Annual Meeting, 21,804,808 shares of common stock were present in person or represented by proxy. The following sets forth information regarding the results of the voting at the Annual Meeting.

1. The proposal to elect seven directors to the Company’s Board of Directors was approved based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Margaret Milner Richardson	9,006,080	904,642	115,182	11,778,904
Ulysses L. Bridgeman, Jr.	8,982,400	949,343	94,161	11,778,904
Harry W. Buckley	9,352,693	595,188	78,023	11,778,904
Rodman L. Drake	9,015,731	931,577	78,596	11,778,904
Peter F. Reilly	9,018,764	913,544	93,596	11,778,904
Louis P. Salvatore	9,016,407	917,351	92,146	11,778,904
James C. Spira	7,983,763	1,948,645	93,496	11,778,904

2. The Company’s advisory (non-binding) vote on executive compensation was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
6,084,703	3,805,974	135,009	11,779,124

3. The proposal to ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2011 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
21,121,895	239,641	443,052	220

ITEM 8.01.	OTHER ITEMS.

On September 23, 2010, the Company issued a press release announcing that the New York Stock Exchange (“NYSE”) has accepted the Company’s plan for continued listing in connection with the NYSE’s minimum equity market capitalization listing standard. As a result, the Company’s common stock will continue to be listed on the NYSE, subject to quarterly reviews by the NYSE to monitor progress against the plan, and subject to its compliance with the NYSE’s other continued listing standards. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/S/ DANIEL P. O’BRIEN
Daniel P. O’Brien
Executive Vice President and Chief Financial Officer

Date: September 23, 2010

JACKSON HEWITT TAX SERVICE INC.

CURRENT REPORT ON FORM 8-K

Report Dated September 23, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 23, 2010: Jackson Hewitt Continued Listing Plan Accepted by NYSE